Ex. 10.26

                               FIRST AMENDMENT TO
                         POST-PETITION CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO POST-PETITION CREDIT AGREEMENT (this "Amendment"), dated as of March 6, 2001, is entered into among PILLOWTEX CORPORATION, PILLOWTEX, INC., PTEX HOLDING COMPANY, PILLOWTEX MANAGEMENT SERVICES COMPANY, BEACON MANUFACTURING COMPANY, MANETTA HOME FASHIONS, INC., TENNESSEE WOOLEN MILLS, INC., FIELDCREST CANNON, INC., CRESTFIELD COTTON COMPANY, ENCEE, INC., FCC CANADA, INC., FIELDCREST CANNON FINANCING, INC., FIELDCREST CANNON LICENSING, INC., FIELDCREST CANNON INTERNATIONAL, INC., FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.), FIELDCREST CANNON TRANSPORTATION, INC., ST. MARYS, INC., AMOSKEAG MANAGEMENT CORPORATION, DOWNEAST SECURITIES CORPORATION, BANGOR INVESTMENT COMPANY, MOORE'S FALLS CORPORATION, THE LESHNER CORPORATION, LESHNER OF CALIFORNIA, INC., and OPELIKA INDUSTRIES, INC. (collectively, the "Borrowers"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent").

                                   BACKGROUND
                                   ----------

     A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Post-Petition Credit Agreement, dated as of November 14, 2000 (as amended through the date hereof, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Borrowers, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent covenant and agree as follows:

     1.  AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is hereby amended
         ------------------------------
as follows:

          (a)  Section 1.1 is amended by inserting the definition of "Blankets
               -----------
     Division" in alphabetical order therein, as follows:
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               "Blankets Division": Assets used in the Borrowers' manufacturing
                -----------------
          of woven and non-woven conventional and thermal weave blankets and throws, including without limitation, such assets located at or otherwise related to plants in Swannanoa and Newton, North Carolina and Westminster and Mauldin, South Carolina.

          (b)  Section 1.1 is amended by entirely amending the definition of
               -----------
     "Total Credit Commitment" as follows:

               "Total Credit Commitment":  $125,000,000 (which amount includes
                -----------------------
          the Letter of Credit Commitment), as such sum may be reduced from time to time.

          (c)  Section 8.16 is entirely amended, as follows:
               ------------

               Section 8.16  Asset Coverage Ratio. Permit, at any time,
                             --------------------
          determined in accordance with GAAP on a consolidated basis for the Borrowers and their Subsidiaries, the ratio of (a) the sum of (i) the net book value of accounts receivable, plus (ii) the net book value of inventory, plus (iii) the book value of owned land, real property, equipment, leasehold improvements and other fixed assets, net of depreciation, plus (iv) cash on hand, to (b) the outstanding principal amount of all Pre-Petition Indebtedness and the Obligations, to be less than (a) 1.31 (plus any Gain Factor plus any Blankets Factor) to
          1.00 at all times on and before June _____, 2001, and (b) 1.34 (plus any Gain Factor plus any Blankets Factor) to 1.00 at all times thereafter, measured twice monthly pursuant to the reporting requirements set forth in Section 7.1.

          For purposes of this Section 8.16, the term "Gain Factor" shall mean, at any time, an amount equal to the result obtained by dividing (A) any gain reported by the Parent Corporation in connection with any sales of assets outside the ordinary course of business, by (B) the total amount of assets actually reported by the Parent Corporation as the numerator of the ratio described herein.

          For purposes of this Section 8.16, the term "Blankets Factor" shall mean, at any time after the sale of substantially all of the Blankets Division as a going concern at or above the aggregate book value of the assets being sold, an amount equal to the result obtained by dividing (A) $15,000,000 by (B) the total amount of assets actually reported by the Parent Corporation as the numerator of the ratio described herein.

     2.   AMENDMENT FEE.  Borrowers shall pay to the Administrative Agent, for
          -------------
the pro rata benefit of the Lenders that execute and deliver this Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, March 6, 2001, an amendment fee in an amount equal to the product of (a) 0.20% multiplied by (b) an amount equal to such Lender's portion of the Total Credit Commitment. Such amendment fee shall be paid in immediately available funds and shall be payable only if the conditions set forth in Section 4 of this Amendment
                                                     ---------
have been satisfied
and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than two Business Days after the conditions set forth in Section 4 of this Amendment have been satisfied. The Borrower agrees
         ---------
that the failure to pay the amendment fee provided in this Section 2 shall,
                                                           ---------
after the expiration of any applicable grace period, be an Event of Default under Section 9.1(a)(ii) of the Credit Agreement.
      ------------------

     3.   REPRESENTATIONS AND WARRANTIES.  By its execution and delivery hereof,
          ------------------------------
the Borrowers represent and warrant to the Lenders that, as of the date hereof:

          (a) after giving effect hereto, the representations and warranties contained in the Credit Agreement and the other DIP Financing Documents are true and correct on and as of the date hereof as if made on and as of such date;

          (b) after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default;

          (c) the Borrowers have legal power and authority to execute and deliver this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

          (d) neither the execution, delivery and performance of this Amendment nor the consummation of any transactions contemplated herein will conflict with any Requirement of Law or Contractual Obligation; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (including the Board of Directors of any Borrower), is required for the execution, delivery or performance by the Borrowers of this Amendment.

     4.   CONDITIONS OF EFFECTIVENESS.  This Amendment shall be effective as of
          ---------------------------
the date of the Credit Agreement, so long as each of the following conditions precedent shall have been satisfied:

     (a) the Administrative Agent shall receive counterparts of this Amendment executed by the Required Lenders and the Borrowers;

     (b) the Bankruptcy Court shall have entered an order approving the terms of this Amendment;

     (c) the representations and warranties set forth in Section 3 of this
                                                         ---------
Amendment shall be true and correct; and

     (d) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     5.   REFERENCE TO CREDIT AGREEMENT.  Upon the effectiveness of this
          -----------------------------
Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

     6.   COUNTERPARTS; EXECUTION VIA FACSIMILE.  This Amendment may be executed
          -------------------------------------
in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     7.   GOVERNING LAW: BINDING EFFECT.  This Amendment shall be governed by
          -----------------------------
and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrowers, the Administrative Agent, each Lender and their respective successors and assigns.

     8.   HEADINGS.  Section headings in this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9.   DIP FINANCING DOCUMENT.  This Amendment is a DIP Financing Document
          ----------------------
and is subject to all provisions of the Credit Agreement applicable to DIP Financing Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

     10.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT AND THE OTHER DIP
          ------------------
FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                         REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

PILLOWTEX CORPORATION
PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS, INC.
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.) FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.



By: /s/  Anthony T. Williams
    Name:  Anthony T. Williams
    Title: President, Chief Operating Officer & CFO


               First Amendment to Post-Petition Credit Agreement
                                Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank and a Lender


By:  /s/  William E. Livingstone, IV
     William E. Livingstone, IV
     Managing Director


               First Amendment to Post-Petition Credit Agreement
                                Signature Page

LENDERS:


THE BANK OF NOVA SCOTIA                      GOLDMAN SACHS CREDIT PARTNERS
                                             L.P.

By:  /s/ Olivia L. Braun                     By:  (Signature Illegible)
Name:  Olivia L. Braun                       Name:______________________________
Title:   Director                            Title:_____________________________


CREDIT LYONNAIS - NEW YORK BRANCH            ING BARING (U.S.) CAPITAL, LLC


By:  /s/ John-Charles Van Essche             By:    ____________________________
Name:  John-Charles Van Essche               Name:______________________________
Title:    Vice President                     Title:_____________________________


BANK ONE, TEXAS, N.A.                        MARINER LDC

By:  /s/ Carl F. Shafer                      By:  (Signature Illegible)
Name:  Carl F. Shafer                        Name:______________________________
Title:    Vice President                     Title:   Director


FLEET NATIONAL BANK, (formerly known         BHF (USA) CAPITAL CORPORATION
as Fleet Bank, N.A.)

By:    _______________________________       By:  /s/ Christopher J. Ruzzi
Name:_________________________________       Name:  Christopher J. Ruzzi
Title:________________________________       Title: Vice President


FRANKLIN FLOATING RATE TRUST                 By:  (Signature Illegible)
                                             Name:______________________________
By:    _______________________________       Title:  Associate
Name:_________________________________
Title:________________________________


               First Amendment to Post-Petition Credit Agreement
                                Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION


By:  /s/ William S. Richardson
Name:  William S. Richardson
Title:  Duly Authorized Signatory


GUARANTY BUSINESS CREDIT CORPORATION


By:    ______________________________
Name:________________________________
Title:_______________________________


WELLS FARGO BANK TEXAS, NATIONAL
ASSOCIATION, successor by
consolidation to Wells Fargo Bank
(Texas), National Association


By:    ______________________________
Name:________________________________
Title:_______________________________


BANK OF AMERICA, N.A. (Trading)


By:    ______________________________
Name:________________________________
Title:_______________________________


FOOTHILL INCOME TRUST II, L.P.


By:  (Signature Illegible)
Name:________________________________
Title:_______________________________


               First Amendment to Post-Petition Credit Agreement
                                Signature Page